U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 11, 2007

5G WIRELESS COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	0-30448	20-0420885
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

4136 Del Rey Avenue, Marina del Rey, California		90292
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 448-8022

____________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by 5G Wireless Communications, Inc. (the “Company”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company’s management as well as estimates and assumptions made by the Company’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Company’s or the Company’s management identify forward looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company’s industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

ITEM 8.01 OTHER EVENTS

On July 10, 2007, the Company entered into a Settlement Agreement and Mutual Release (“Settlement Agreement”) with Longview Fund L.P., Longview Equity Fund L.P., Longview International Equity Fund, L.P. (collectively hereinafter referred to as “Longview”), Stan Hirschman and Phil Pearce, in settlement of all claims relating to that certain lawsuit initiated on or around November 2, 2006 in the Supreme Court of the State of New York, index No. 603826-06 by Longview.

As a condition precedent and in settlement of all claims and counterclaims between the parties, the Company arranged for a third party investor to purchase from Longview for the sum of $1,100,000.00 all of Longview’s rights and interests to and under the convertible notes, subscription agreements and other related agreements between Longview and the Company and all warrants of the Company beneficially owned by Longview. In addition, Longview agreed to transfer to the Company of all common shares of the Company beneficially owned by Longview, and Longview withdrew its UCC security interest against the Company. The condition precedent was satisfied on July 11, 2007 thus rendering the Settlement Agreement binding and effective that same date. A stipulation of discontinuance was filed with the Court dismissing the complaint and counterclaims with prejudice.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

5G Wireless Communications, Inc.

Dated: July 17, 2007	By:	/s/ Jerry Dix
Jerry Dix
Chief Executive Officer